Infrareit Acquisition	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Infrareit Acquisition [Abstract]
Infrareit Acquisition

11.   INFRAREIT ACQUISITION

On May 16, 2019, we completed the InfraREIT Acquisition, pursuant to which we acquired all of the equity interests of InfraREIT and its subsidiary, InfraREIT Partners. The InfraREIT Acquisition occurred through the merger of InfraREIT with and into a newly formed wholly-owned subsidiary of Oncor, followed by the merger of another newly formed wholly-owned subsidiary of Oncor with and into InfraREIT Partners.  The stockholders of InfraREIT and the limited partners of InfraREIT Partners received $21.00 in cash per share of common stock or limited partnership unit, as applicable, resulting in a total cash consideration of $1,275 million.  In addition, we paid certain transaction costs incurred by InfraREIT (including a management agreement termination fee of $40 million that InfraREIT paid an affiliate of Hunt Consolidated, Inc. at closing), with the aggregate cash consideration and payment of InfraREIT expenses totaling $1,328 million.

In connection with and immediately following the closing of the InfraREIT Acquisition, on May 16, 2019, we extinguished all outstanding debt of InfraREIT and its subsidiaries through repaying $602 million principal amount of InfraREIT subsidiary debt and exchanging $351 million principal amount of InfraREIT subsidiary debt for new Oncor senior secured debt, as discussed in more detail in Notes 4 and 5.

On May 15, 2019, in connection with the InfraREIT Acquisition, we received capital contributions in an aggregate amount of $1,330 million from Sempra and certain indirect equity holders of Texas Transmission (collectively, Equity Commitment Parties) to fund the cash consideration and certain transaction expenses.

As a condition to the InfraREIT Acquisition, SDTS, and SDTS’s tenant, SU, completed the SDTS-SU Asset Exchange immediately prior to the closing of the InfraREIT Acquisition, pursuant to which SDTS exchanged certain of its south Texas assets for certain north Texas assets owned by SU. The north Texas assets acquired by SDTS consisted of certain real property and other assets used in the electric transmission and distribution business in Central, North and West Texas, as well as equity interests in GS Project Entity, L.L.C., a Texas limited liability company that was merged with and into SDTS. The south Texas assets acquired by SU consisted of real property and other assets near the Texas-Mexico border. As a result of the InfraREIT Acquisition closing, we and our subsidiary NTU now own all of the assets and projects in the north, central, west and panhandle regions of Texas held by SDTS and SU immediately prior to the InfraREIT Acquisition, and Sharyland owns the assets that were held by SU and SDTS in south Texas immediately prior to the InfraREIT Acquisition.  The assets we acquired include approximately 1,575 miles of transmission lines, including 1,235 circuit miles of 345kV transmission lines and approximately 340 circuit miles of 138kV transmission lines. The north, central, and west Texas transmission system acquired by us in the transaction is directly connected to approximately 20 operational generation facilities totaling approximately 3,900 MW and serves over 50 transmission stations and substations.

In addition, as a condition to the closing of the SDTS-SU Asset Exchange, Sempra acquired an indirect 50 percent interest in Sharyland Holdings, the parent of Sharyland (Sempra-Sharyland Transaction). As a result of the Sempra-Sharyland Transaction, Sharyland is now our affiliate for purposes of PUCT rules. Pursuant to the agreement governing the SDTS-SU Asset Exchange and the PUCT order in Docket No. 48929 approving the InfraREIT Acquisition, upon closing of the InfraREIT Acquisition we entered into an operation agreement pursuant to which we will provide certain operations services to Sharyland at cost with no markup or profit.

Business Combination Accounting

We accounted for the InfraREIT Acquisition as a business acquisition with identifiable assets acquired and liabilities assumed recorded at their estimated fair values on the closing date. The combined results of operations are reported in our consolidated financial statements beginning as of the closing date. A summary of techniques used to estimate the preliminary fair value of the identifiable assets and liabilities is listed below.

•

Assets and liabilities that are included in the PUCT cost-based regulatory rate-setting processes are recorded at fair values equal to their regulatory carrying value consistent with GAAP and industry practice.

•	Working capital was valued using market information (Level 2).

The following tables set forth the purchase price paid and the allocation of the total purchase price paid to the identifiable assets acquired and liabilities assumed. The purchase price allocation is preliminary and the allocation to each identifiable asset acquired and liability assumed may change based upon the receipt of more detailed information and additional analyses related primarily to final working capital adjustments. We currently expect the final purchase price allocation will be completed no later than the second quarter of 2020.

The total purchase price paid was comprised of the following

Purchase of outstanding InfraREIT shares and units	$1,275
Certain transaction costs of InfraREIT paid by Oncor (a)	53
Total purchase price paid	$1,328

__________________

(a)

Represents certain transaction costs incurred by InfraREIT in connection with the transaction and paid by Oncor, including a  $40 million management termination fee payable to an affiliate of Hunt Consolidated, Inc.

Purchase price allocation is as follows:
At May 16, 2019
Assets acquired:
Accounts receivables, inventories and other current assets	$40
Property, plant and equipment - net	1,799
Goodwill	687
Regulatory assets	16
Other noncurrent assets	10
Total assets acquired	2,552

Liabilities assumed:
Short-term debt	114
Other current liabilities	25
Regulatory liabilities	148
Deferred tax liabilities	98
Long-term debt, including due currently	839
Total liabilities assumed	1,224
Net assets acquired	$1,328
Total purchase price paid	$1,328

The goodwill of $687 million arising from the InfraREIT Acquisition is attributable to the assets acquired, which expand our transmission footprint and help us support ERCOT market growth. None of the goodwill is recoverable nor provides a tax benefit in the rate-making process.  We did not assume any employee benefit obligations in the acquisition.

Acquisition costs incurred in the InfraREIT Acquisition by Oncor and recorded to other deductions totaled $7 million and $9 million for the three months and six months ended June 30, 2019, respectively. Our condensed statements of consolidated income include estimated revenues and net income totaling $31 million and $13 million, respectively, since the May 16, 2019 acquisition date.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information for the six months ended June 30, 2019 and 2018 assumes that the InfraREIT Acquisition occurred on January 1, 2018. The unaudited pro forma financial information is provided for information purposes only and is not necessarily indicative of the results of operations that would have occurred had the InfraREIT Acquisition been completed on January 1, 2018, nor is the unaudited pro forma financial information indicative of future results of operations, which may differ materially from the pro forma financial information presented here.

	Six Months Ended June 30,
	2019	2018
Oncor Consolidated Pro Forma Revenues	$2,141	$2,119

The unaudited pro forma financial information above excludes pro forma earnings due to the impracticability of a calculation.  The acquiree previously operated under a real estate investment trust structure with a unique cost structure and unique federal tax attributes.  An accurate retrospective application cannot be objectively and reliably calculated as the new cost structure and new tax attributes would require a significant amount of estimates and judgments.

14.   ACQUISITION ACTIVITY

Pending InfraREIT Acquisition

On October 18, 2018, we entered into the InfraREIT Merger Agreement, pursuant to which we plan to acquire all of the equity interests of InfraREIT and its subsidiary, InfraREIT Partners, subject to the conditions discussed below. The InfraREIT Acquisition will occur through the merger of InfraREIT with and into a newly formed wholly-owned subsidiary of Oncor, followed by the merger of another newly formed wholly-owned subsidiary of Oncor with and into InfraREIT Partners. InfraREIT’s stockholders and the limited partners of InfraREIT Partners will receive $21.00 in cash per share of common stock or limited partnership unit, as applicable. Total purchase price based on the number of shares and partnership units of InfraREIT and InfraREIT Partners currently outstanding is approximately $1.275 billion, plus we will bear certain transaction costs incurred by InfraREIT (including a management agreement termination fee of approximately $40.5 million that InfraREIT has agreed to pay Hunt Consolidated, Inc. at closing). The acquisition also includes InfraREIT’s outstanding debt, which totaled approximately $945 million at September 30, 2018.

In connection with entering into the InfraREIT Merger Agreement, we have received a commitment letter from Sempra and certain indirect equity holders of Texas Transmission (collectively, Equity Commitment Parties), pursuant to which, subject to the terms and conditions set forth therein, the Equity Commitment Parties have committed to provide their pro rata share of capital contributions to us in an aggregate principal amount of up to $1.330 billion, to fund the cash consideration payable by us in the InfraREIT Acquisition and the payment of related fees and expenses. The funding provided for in the commitment letter is contingent on the satisfaction of customary conditions, including the substantially simultaneous closing of the transactions contemplated by the InfraREIT Merger Agreement, but is not a condition to the closing of the InfraREIT Acquisition.

As a condition to the InfraREIT Acquisition, InfraREIT’s subsidiary, SDTS, and SDTS’s tenant, SU, will complete an asset exchange (SDTS-SU Asset Exchange) immediately prior to the closing of the InfraREIT Acquisition, pursuant to which SDTS will exchange certain of its south Texas assets for certain north Texas assets owned by SU. As a result, upon closing of the InfraREIT Acquisition, we will own all of SDTS’s and SU’s assets and projects in north, central and west Texas and SU will own its and SDTS’s assets in south Texas.

In addition, as a condition to the closing of the SDTS-SU Asset Exchange, Sempra will acquire an indirect 50 percent limited partnership interest in SU (Sempra-SU Transaction). As a result of the Sempra-SU Transaction, SU will be our affiliate for purposes of PUCT rules. The SDTS-SU Asset Exchange also contemplates that at closing we and SU will enter into a future development agreement and, subject to receipt of certain PUCT approvals, an operation and maintenance agreement. The future development agreement addresses ownership and funding of potential future SU transmission projects, under certain circumstances, where at least one endpoint of the project is a legacy SDTS asset. Oncor and SU will each own and fund certain percentages of the project depending on the project type and location of the transmission project’s endpoints. The operation and maintenance agreement provides that we will provide to SU certain operations and maintenance services with respect to the SU assets in south Texas. Such services will be provided by us to SU at cost without a markup or profit.

Oncor, InfraREIT and InfraREIT Partners have agreed to use their respective reasonable best efforts, subject to certain exceptions, to consummate the InfraREIT Acquisition as promptly as practicable.  Closing of the InfraREIT Acquisition is subject to the satisfaction of customary closing conditions, including the satisfaction of certain regulatory conditions, including the receipt of the approval of the PUCT and the FERC, and clearance by the Committee on Foreign Investment in the United States. The parties filed a single, integrated Joint Application for Sale, Transfer or Merger with the PUCT on November 30, 2018 in PUCT Docket No. 48929.  The parties also filed a single, integrated Joint Application under Section 203 of the Federal Power Act on November 30, 2018, in Docket No. EC19-31. On February 7, 2019, InfraREIT announced that its stockholders voted to adopt the InfraREIT Merger Agreement at a special meeting of its stockholders.

Sharyland Asset Exchange

On July 21, 2017, we entered into an Agreement and Plan of Merger by and among the Sharyland Entities, Oncor, and Oncor AssetCo LLC, a Texas limited liability company and wholly-owned subsidiary of Oncor. Pursuant to that agreement, on November 9, 2017, we exchanged approximately $383 million of our transmission assets, consisting of 517 circuit miles of 345 kV transmission lines, and approximately $25 million in cash for approximately $408 million of the Sharyland Entities’ distribution assets (constituting substantially all of their electricity distribution business) and certain of their transmission assets. The Sharyland Asset Exchange expanded our customer base in west Texas and provides some potential growth opportunities of the distribution network. The transaction for assets between Oncor and the Sharyland Entities was structured to qualify, in part, as a simultaneous tax deferred like kind exchange of assets to the extent that the assets exchanged are of “like kind” (within the meaning of section 1031 of the Code). The Sharyland Asset Exchange did not have a material effect on our results of operations, financial position or cash flows.